UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2025

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2220 Hicks Road, Suite 210
Rolling Meadows, IL	60068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Purchase Agreement

On May 20, 2025, Agrify Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with VCP IP Holdings, LLC (“VCP”), an indirect wholly-owned subsidiary of Green Thumb Industries Inc. (“Green Thumb”), pursuant to which the Company acquired all of the equity interests in MC Brands LLC (“MC Brands”) and its wholly-owned subsidiary Core Growth LLC (“Core Growth” and, together with MC Brands, the “Acquired Companies”). Green Thumb is an indirect owner of 34% of the outstanding shares of common stock of the Company (“Common Stock”), and Benjamin Kovler, Chairman and Chief Executive Officer of Green Thumb, serves as Chairman and Interim Chief Executive Officer of the Company. The assets of the Acquired Companies consist primarily of intellectual property rights to the incredibles brand. The purchase price for the equity interests in the Acquired Companies under the Purchase Agreement consisted of cash consideration of $5,075,000 (the “Purchase Price”). Under the Purchase Agreement, VCP or the Company can cause VCP to repurchase the Acquired Companies within five years from the date of closing under certain circumstances. The Purchase Agreement also includes certain restrictions on transfer during the five years following closing and rights of first refusal and first offer in favor of VCP following such five-year period.

The Purchase Agreement includes customary representations and warranties and covenants of the parties. Subject to certain customary limitations, (i) VCP will indemnify the Company and its affiliates, officers, directors and other agents against certain losses related to breaches of VCP’s representations, warranties or covenants, pre-closing taxes, or any indebtedness of the Acquired Companies outstanding at closing, and (ii) the Company will indemnify VCP and its affiliates, officers, directors and other agents against certain losses related to breaches of the Company’s representations, warranties or covenants.

The foregoing summary of the Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and which is incorporated by reference herein.

Incredibles License Agreement

On May 20, 2025, immediately following the execution of the Purchase Agreement, MC Brands, a wholly-owned subsidiary of the Company following the acquisition of the Acquired Companies, entered into a License Agreement (the “Incredibles License Agreement”) with GTI Core, LLC (“GTI Core”), an indirect wholly-owned subsidiary of Green Thumb. Under the Incredibles License Agreement, MC Brands granted to GTI Core an exclusive license to use certain intellectual property related to the incredibles brand in connection with GTI Core’s existing state-licensed cannabis businesses. The consideration payable by GTI Core for the license rights consists of a monthly license fee, payable in cash, based on sales of products using the licensed intellectual property as set forth in the Incredibles License Agreement.

The Incredibles License Agreement will automatically terminate upon certain insolvency events involving GTI Core and may be terminated by GTI Core at any time. The Incredibles License Agreement includes customary representations and warranties and covenants of the parties. GTI Core will indemnify MC Brands against certain losses related to breaches of GTI Core’s representations, warranties or covenants, and MC Brands will indemnify GTI Core against certain losses related to breaches of MC Brands’ representations, warranties or covenants or certain claims relating to the licensed intellectual property.

The foregoing summary of the Incredibles License Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incredibles License Agreement, which is filed as Exhibit 10.2 hereto, and which is incorporated by reference herein.

Beboe License Agreement

On May 20, 2025, concurrently with the execution of the Purchase Agreement, Core Growth, an indirect wholly-owned subsidiary of the Company following the acquisition of the Acquired Companies, entered into a License Agreement (the “Beboe License Agreement”) with For Success Holding Company (“For Success”), an indirect wholly-owned subsidiary of Green Thumb. Under the Beboe License Agreement, For Success granted to Core Growth an exclusive license to use certain intellectual property related to the Beboe brand in connection with the production, marketing and sale of hemp-derived products to the extent such activities are legal under applicable state and federal laws in the United States. The consideration payable by Core Growth for the license rights consists of a monthly license fee based on sales of products using the licensed intellectual property as set forth in the Beboe License Agreement.

The license fee is payable in cash or, upon mutual agreement of Core Growth and For Success and, to the extent permitted under applicable Nasdaq listing rules, in pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock, with the value per Pre-Funded Warrant being equal to $26.68, the most recent closing price of the Common Stock on the Nasdaq Capital Market as of the time the Beboe License Agreement was executed.

To the extent issued, each Pre-Funded Warrant will be exercisable upon issuance into one share of Common Stock at an exercise price per share of $0.001 (subject to customary adjustments for stock splits, reverse stock splits, reclassifications or similar events) and will expire when such Pre-Funded Warrant is fully exercised. The Pre-Funded Warrants may not be exercised to the extent that the holder, together with its affiliates, would beneficially own more than 49.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of a Pre-Funded Warrant may increase or decrease this percentage, but not in excess of 49.99%, by providing at least 61 days’ prior notice to the Company. Additionally, the Pre-Funded Warrants may not be exercised to the extent that the Company determines that the approval of its stockholders is required by applicable Nasdaq listing rules.

The Beboe License Agreement will automatically terminate upon certain insolvency events involving Core Growth and may be terminated by For Success at any time. The Beboe License Agreement includes customary representations and warranties and covenants of the parties. Core Growth will indemnify For Success against certain losses related to breaches of Core Growth’s representations, warranties or covenants, and (ii) For Success will indemnify Core Growth against certain losses related to breaches of For Success’s representations, warranties or covenants or certain claims relating to the licensed intellectual property.

The foregoing summaries of the Beboe License Agreement and related transactions, including the terms of the Pre-Funded Warrants, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Beboe License Agreement and the form of Pre-Funded Warrant, which are filed as Exhibit 10.3 and Exhibit 4.1 hereto, respectively, and which are incorporated by reference herein.

Rythm License Agreement

On May 20, 2025, concurrently with the execution of the Purchase Agreement, VCP entered into a License Agreement (the “Rythm License Agreement”) with Core Growth. Under the Rythm License Agreement, VCP granted to Core Growth an exclusive license to use certain intellectual property related to the Rythm brand in connection with the production, marketing and sale of hemp-derived products to the extent such activities are legal under applicable state and federal laws in the United States. The consideration payable by Core Growth for the license rights consists of a monthly license fee based on sales of products using the licensed intellectual property as set forth in the Rythm License Agreement.

The license fee is payable in cash or, upon mutual agreement of Core Growth and VCP and, to the extent permitted under applicable Nasdaq listing rules, in Pre-Funded Warrants, with the value per Pre-Funded Warrant being equal to $26.68, the most recent closing price of the Company’s Common Stock on the Nasdaq Capital Market as of the time the Rythm License Agreement was executed.

The Rythm License Agreement will automatically terminate upon certain insolvency events involving Core Growth and may be terminated by VCP at any time. The Rythm License Agreement includes customary representations and warranties and covenants of the parties. Core Growth will indemnify VCP against certain losses related to breaches of Core Growth’s representations, warranties or covenants, and (ii) VCP will indemnify Core Growth against certain losses related to breaches of VCP’s representations, warranties or covenants or certain claims relating to the licensed intellectual property.

The foregoing summaries of the Rythm License Agreement and related transactions, including the terms of the Pre-Funded Warrants, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Rythm License Agreement and the form of Pre-Funded Warrant, which are filed as Exhibit 10.4 and Exhibit 4.1 hereto, respectively, and which are incorporated by reference herein.

Amended and Restated Shared Services Agreement

On May 20, 2025, the Company entered into an Amended and Restated Shared Services Agreement (the “Services Agreement”) with Vision Management Services, LLC (“VMS”), an indirect wholly-owned subsidiary of Green Thumb. Under the Services Agreement, VMS will provide certain administrative, supply chain, operations management, sales and marketing, and technical services to the Company and its subsidiaries. As consideration for those services, the Company will pay VMS service fees equal to (i) 125% of the costs incurred by VMS in connection with any services provided by non-dedicated personnel, including the applicable portion of salary, bonus, equity compensation cost, health care and other benefits, and (ii) 100% of such costs incurred by VMS in connection with services provided by dedicated personnel and any third-party costs incurred in connection with the services. The service fees are payable in cash or, upon mutual agreement of the Company and VMS and to the extent permitted under applicable Nasdaq listing rules, in Common Stock or in Pre-Funded Warrants, with the value per share of Common Stock or Pre-Funded Warrant being equal to $26.68, the most recent closing price of the Company’s Common Stock on the Nasdaq Capital Market as of the time the Services Agreement was executed

The maximum cost for services provided by non-dedicated personnel during the one-year term of the Services Agreement may not exceed $3.0 million unless the parties otherwise agree in writing. The Services Agreement is for a term of one year, is terminable by either party on 90 days’ notice for any or no reason, and will automatically renew for successive one year terms unless terminated by either party at least thirty days prior to the end of the applicable term.

The foregoing summaries of the Services Agreement and related transactions, including the terms of the Pre-Funded Warrants, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Services Agreement and the form of Pre-Funded Warrant, which are filed as Exhibit 10.5 and Exhibit 4.1 hereto, respectively, and which are incorporated by reference herein

Convertible Notes

On May 22, 2025, the Company issued Secured Convertible Notes with an aggregate original principal amount of $30.0 million (collectively the “Notes”) to RSLGH, LLC (“RSLGH”), an indirect wholly-owned subsidiary of Green Thumb, and to certain other accredited investors. Each Note is a secured obligation of the Company and will rank senior to all indebtedness of the Company except for the Secured Convertible Note issued to RSLGH on November 5, 2024 (the “Existing Note”), with which rank on parity with the Notes. The Notes will mature on November 22, 2026 and will contain a 10.0% annualized interest rate, with interest to be paid on the first calendar day of each September and March while the Note is outstanding, in Pre-Funded Warrants, beginning September 1, 2025. The principal amount of the Note will be payable on the maturity date.

The Notes impose certain customary affirmative and negative covenants upon the Company, including covenants relating to ranking and reservation of shares. If an event of default under a Note occurs and is not waived, the holder can elect to accelerate all or a portion of the then-outstanding principal amount of the Note, plus accrued and unpaid interest, including default interest, which accrues at a rate per annum equal to 14% from the date of a default or event of default.

The Notes may be converted into Common Stock or, at the election of the holder, into Pre-Funded Warrants, with a beneficial ownership limitation for RSLGH of 49.99% and a beneficial ownership limitation for other holders of 4.99%, in each case subject to applicable Nasdaq listing rules. If a holder elects to convert a Note into Common Stock, the conversion price per share will be $23.53 (the “Conversion Price”), equal to the most recent closing price of the Common Stock on the Nasdaq Capital Market at the time the Notes were issued, subject to customary adjustments for certain corporate events. If a holder elects to convert a Note into Pre-Funded Warrants, and for interest payments payable in the form of Pre-Funded Warrants the conversion price per Pre-Funded Warrant will be equal to the Conversion Price less than $0.001 exercise price of the warrant. The conversion of the Notes into Common Stock and/or Pre-Funded Warrants will be subject to certain customary conditions and, to the extent necessary, the receipt of stockholder approval under Nasdaq listing rules.

The foregoing summaries of the Notes and related transactions, including the terms of the Pre-Funded Warrants, do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of Note and the form of Pre-Funded Warrant, which are filed as Exhibit 4.2 and Exhibit 4.1 hereto, respectively, and which are incorporated by reference herein.

Amendment to Convertible Note

As previously disclosed, on November 5, 2024, the Company issued the Existing Note to RSLGH. On May 22, 2025, the Company and RSLGH entered into a second amendment to the Existing Note (the “Existing Note Amendment”). The Existing Note Amendment amended the terms of the Existing Note to, among other things, (i) permit RSLGH to elect, subject to any required approvals under Nasdaq listing rules, to receive Pre-Funded Warrants in lieu of shares of Common Stock upon conversion of the Existing Note at a conversion price equal to the existing conversion price under the Note of $3.158 less the $0.001 exercise price of each Pre-Funded Warrant, and (ii) provide that the Existing Note ranks on parity with the Notes.

The foregoing summaries of the Existing Note Amendment and related transactions, including the terms of the Pre-Funded Warrants, do not purport to be complete and are qualified in their entirety by reference to the complete text of the Existing Note Amendment and the form of Pre-Funded Warrant, which are filed as Exhibit 4.3 and Exhibit 4.1 hereto, respectively, and which are incorporated by reference herein.

Representations, Warranties and Covenants

The Purchase Agreement, the Incredibles License Agreement, the Beboe License Agreement, the Rythm License Agreement and the Services Agreement have been included as exhibits hereto to provide investors with information regarding their respective terms and are not intended to provide any financial or other factual information about the Company, the Acquired Companies or the counterparties to those agreements. In particular, the representations, warranties and covenants contained in those agreements (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the respective agreements, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to agreements rather than establishing those matters as facts, and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the applicable agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Notes and the Existing Note Amendment is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

The information set forth in Items 1.01 of this Current Report on Form 8-K regarding the issuance of the Notes, the Existing Note Amendment, the potential future issuance of Common Stock and Pre-Funded Warrants, and the shares of Common Stock issuable upon conversion of the Notes or the Existing Note and upon exercise of any Pre-Funded Warrants, is incorporated herein by reference into this Item 3.02.

The Notes, the Existing Note, the Pre-Funded Warrants, the shares of Common Stock and the shares of Common Stock underlying the Note, the Existing Notes and any Pre-Funded Warrants (collectively, the “Securities”) were, and will be, offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. Each recipient of such securities is an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, warrants, or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Common Stock Purchase Warrant

4.2	Form of Secured Convertible Note dated May 22, 2025

4.3	Second Amendment, dated May 22, 2025, to Secured Convertible Note issued on November 5, 2024

10.1*	Purchase Agreement, dated May 20, 2025, by and between VCP IP Holdings, LLC and Agrify Corporation

10.2*	Trademark and Recipe License Agreement, dated May 20, 2025, by and between MC Brands LLC and GTI Core, LLC

10.3*	Trademark and Recipe License Agreement, dated May 20, 2025, by and between For Success Holding Company and Core Growth, LLC

10.4*	Trademark and Recipe License Agreement, dated May 20, 2025, by and between VCP IP Holdings, LLC and Core Growth, LLC

10.5*	Amended and Restated Shared Services Agreement, dated May 20, 2025, by and between Vision Management Services, LLC and Agrify Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: May 22, 2025	By:	/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Interim Chief Executive Officer